UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 29, 2017

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 29, 2017, the Compensation Committee of the Board of Directors (the “Committee”) of Sanmina Corporation (the “Company”) approved compensation packages for the Company’s new Executive Chairman, Chief Executive Officer and Chief Financial Officer. This approval follows the previously announced election of Jure Sola as Executive Chairman and appointments of Robert K. Eulau and David R. Anderson as Chief Executive Officer and Chief Financial Officer, respectively, effective October 2, 2017. The compensation packages are described below:

Name and Position	Base Salary	Fiscal 2018 Bonus Target Percentage	Equity Awards*
Jure Sola, Executive Chairman	$875,000**	N/A	200,000 restricted stock units vesting on October 2, 2018

Robert K. Eulau, Chief Executive Officer	$925,000***	150%

-100,000 restricted stock units vesting through October 2021

- 100,000 performance stock units vesting upon achievement of certain specified levels of financial performance in fiscal years 2018, 2019 and 2020, subject to partial acceleration under certain circumstances****

- 200,000 performance stock options vesting upon achievement of certain specified levels of stock price before December 31, 2021****

David R. Anderson, Chief Financial Officer	$450,000***	80%

-20,000 restricted stock units vesting in October 2021

- 20,000 performance stock units vesting upon achievement of certain specified levels of financial performance in fiscal years 2018, 2019 and 2020****

* Grant date is October 16, 2017

** Effective January 1, 2018

*** Effective October 2, 2017

**** Equity award granted by Performance Award Subcommittee of the Compensation Committee.

In addition, Mr. Sola will receive continuation of his life insurance and medical benefits for him and his spouse for the duration of his continued employment with the Company and thereafter. Further, Mr. Sola will continue to receive office space and administrative support during the duration of his service as Executive Chair.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ David R. Anderson
David R. Anderson
Executive Vice President and Chief Financial Officer

Date: October 5, 2017